Exhibit 20

                            JOINT REPORTING AGREEMENT
                                       AND
                                POWER OF ATTORNEY



          WHEREAS, the statement or amended statement of Schedule 13D (the "Joint Statement") to which this joint reporting agreement and power of attorney (the "Agreement") is an exhibit is being filed on behalf of two or more persons (collectively, the "Reporting Persons"); and

          WHEREAS, the Reporting Persons prefer to file the Joint Statement on behalf of all of the Reporting Persons rather than individual statements on
Schedule 13D on behalf of each of the Reporting Persons;

          NOW THEREFORE, the undersigned hereby agree as follows with each of the other Reporting Persons:

          1. Each of the Reporting Persons is individually eligible to use the Joint Statement.

          2. Each of the Reporting Persons is responsible for the timely filing of the Joint Statement and any amendments thereto.

          3. Each of the Reporting Persons is responsible for the completeness and accuracy of the information concerning such Reporting Person contained in the Joint Statement.

          4. None of the Reporting Persons is responsible for the completeness or accuracy of the information concerning the other Reporting Persons contained in the Joint Statement, unless such Reporting Person knows or has reason to believe that such information is inaccurate.

          5. The undersigned agrees that the Joint Statement is, and any amendment thereto will be, filed on behalf of each of the Reporting Persons.

          6. The undersigned hereby appoints Jean R. Perrette, Isaac R. Souede, and Thomas DeLitto, and each of them, as attorney-in-fact for the undersigned with authority to execute and deliver on behalf of the undersigned (i) any and all documents (including any amendments thereto) required to be filed by the undersigned or otherwise executed and delivered by the undersigned pursuant to the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, all other federal, state and local securities and corporation laws, and all regulations promulgated thereunder and (ii) any and all amendments hereto for the purpose of adding additional Reporting Person(s) hereto.

          7. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated: January 17, 2000


                               WORMS & CIE

                               By: /s/ FERRUCCIO LUPPI
                                   -----------------------------
                                   Name: Ferruccio Luppi
                                   Title: Managing Director

                               PERMAL GROUP S.A.

                               By: /s/ E. DE LA HAYE JOUSSELIN
                                   ------------------------------
                                   Name: E. de la Hay Jousselin
                                   Title: Chairman

                               WORMS & CO., INC.

                               By: /s/ ISAAC R. SOUEDE
                                   -------------------------------
                                   Name: Isaac R. Souede
                                   Title: President and Chief Executive Officer

                               PERMAL SPECIAL OPPORTUNITIES, LTD.

                               By: /s/ JAMES R. HODGE
                                   --------------------------------
                                   Name: James R. Hodge
                                   Title: Portfolio Manager

                               PERMAL CAPITAL MANAGEMENT, INC.

                               By: /s/ THOMAS M. DELITTO
                                   --------------------------------
                                   Name: Thomas M. Delitto
                                   Title: President

                               PERMAL SERVICES, INC.

                               By: /s/ THOMAS M. DELITTO
                                   --------------------------------
                                   Name: Thomas M. Delitto
                                   Title: President

                               PERMAL MANAGEMENT CORPORATION

                               By: /s/ THOMAS M. DELITTO
                                   --------------------------------
                                   Name: Thomas M. Delitto
                                   Title: President


Dated: January 17, 2000

                               PERMAL CAPITAL PARTNERS, L.P.

                               By: /s/ THOMAS M. DELITTO
                                   --------------------------------
                                   Name: Thomas M. Delitto
                                   Title: General Partner; President, Permal
                                          Services, Inc.

                               HOPEWELL HOLDINGS, INC.

                               By: /s/ JEAN R. PERRETTE
                                   --------------------------------
                                   Name: Jean R. Perrette
                                   Title: President

                               JAPAN ONMIBUS LTD.

                               By: /s/ JAMES R. HODGE
                                   --------------------------------
                                   Name: James R. Hodge
                                   Title: Portfolio Manager

                               PILOT HOLDINGS L.P.

                               By: /s/ THOMAS M. DELITTO
                                   --------------------------------
                                   Name: Thomas M. Delitto
                                   Title: Managing Member, Shed Investments
                                          L.L.C. (General Partner)

                               SHED INVESTMENTS L.L.C.

                               By: /s/ THOMAS M. DELITTO
                                   --------------------------------
                                   Name: Thomas M. Delitto
                                   Title: Managing Member

                               /s/ JEAN R. PERRETTE
                               ---------------------------------
                               Jean R. Perrette

                               /s/ ISAAC R. SOUEDE
                               ---------------------------------
                               Isaac R. Souede

                               /s/ THOMAS M. DELITTO
                               ---------------------------------
                               Thomas M. Delitto

                               /s/ JAMES R. HODGE
                               ---------------------------------
                               James R. Hodge